EXHIBIT 99.1

NEWS RELEASE FOR NOVEMBER 16, 2004

Contacts for Incentra Solutions:
  Allen & Caron Inc.                        Incentra Solutions
  Jill Bertotti (investors)                 Paul McKnight
  jill@allencaron.com                       Chief Financial Officer
  Len Hall (financial media)                pmcknight@incentrasolutions.com
  len@allencaron.com                        (303) 449-8279

  (949) 474-4300


                INCENTRA SOLUTIONS REPORTS PRELIMINARY 2004 THIRD
                          QUARTER, NINE-MONTH REVENUES

               PRO FORMA THIRD QUARTER REVENUE EXCEEDS $5 MILLION;
                 PRO FORMA YEAR-TO-DATE REVENUE TOPS $13 MILLION

BOULDER, CO, NOVEMBER 16, 2004 - Incentra Solutions Inc. (OTCBB: ICEN), formerly Front Porch Digital, Inc., announced today that based on preliminary financial data, it expects revenue for its third quarter and nine months ended September 30, 2004 to be in the range of $4.1 to $4.3 million and $8.4 to $8.6 million, respectively. On a pro forma basis, which includes 100 percent of Front Porch Digital (FPDI) and ManagedStorage International (MSI) revenue for all periods presented, revenue for the third quarter and nine months ended September 30, 2004 is expected to be in the range of $5.1 to $5.3 million and $12.9 to $13.1 million, respectively.

The Company also announced that it has filed a Form 12b-25 Notification of Late Filing with the Securities and Exchange Commission extending the deadline for filing its Quarterly Report on Form 10-QSB for the fiscal quarter ended September 30, 2004 up to five calendar days. Incentra Solutions Chief Financial Officer Paul McKnight noted, "The delay in filing our 10-QSB and finalizing our financial results for the 2004 third quarter is primarily the result of our need to provide sufficient time for our new independent accountants to review our financial information. The quarter was extremely complex, with multiple transactions, including our acquisition of ManagedStorage International."

Incentra Solutions plans to release its final third quarter and nine-month results on or before November 22, 2004. The Company will host a conference call to be broadcast live on the Internet at www.incentrasolutions.com on Tuesday, November 23, 2004 at 11:00 a.m. (Eastern).

Chairman and CEO, Thomas P. Sweeney, noted that revenues for this year's third quarter exceeded the Company's projections primarily as a result of the delivery of two significant transactions. First, the Company sold and delivered its first fully-integrated digital archive and storage infrastructure solution to a major cable provider in the United States prior to the commercial rollout of such solutions, which is expected in the first quarter 2005. This solution

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represented the first joint delivery by FPDI and MSI. Second, the Company also delivered a substantial storage infrastructure to a service provider partner whose business includes digital cinema solutions. These two transactions, coupled with continued strong installations of the DIVArchive products and the underlying recurring revenue base for MSI, contributed significantly to the strength of the quarter.

ABOUT INCENTRA SOLUTIONS, INC.

Incentra Solutions, Inc. (www.incentrasolutions.com, otcbb:icen) is a provider of storage management solutions to broadcasters, enterprises and managed service providers worldwide. The Company operates a Broadcast & Media Division, Front Porch Digital (www.fpdigital.com), that provides digital archive management and transcoding solutions and a wholly-owned subsidiary, ManagedStorage International (MSI, www.MSIservice.com), that provides outsourced storage management hardware and services facilitated by its GridWorks online storage resource management tool.

INCENTRA SOLUTIONS FORWARD LOOKING STATEMENTS

CERTAIN INFORMATION DISCUSSED IN THIS PRESS RELEASE MAY CONSTITUTE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND THE FEDERAL SECURITIES LAWS. ALTHOUGH THE COMPANY BELIEVES THAT THE EXPECTATIONS REFLECTED IN SUCH FORWARD-LOOKING STATEMENTS ARE BASED UPON REASONABLE ASSUMPTIONS AT THE TIME MADE, IT CAN GIVE NO ASSURANCE THAT ITS EXPECTATIONS WILL BE ACHIEVED. READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS. FORWARD-LOOKING STATEMENTS ARE INHERENTLY SUBJECT TO UNPREDICTABLE AND UNANTICIPATED RISKS, TRENDS AND UNCERTAINTIES SUCH AS THE COMPANY'S INABILITY TO ACCURATELY FORECAST ITS OPERATING RESULTS; THE COMPANY'S POTENTIAL INABILITY TO ACHIEVE PROFITABILITY OR GENERATE POSITIVE CASH FLOW; THE AVAILABILITY OF FINANCING; AND OTHER RISKS ASSOCIATED WITH THE COMPANY'S BUSINESS. FOR FURTHER INFORMATION ON FACTORS WHICH COULD IMPACT THE COMPANY AND THE STATEMENTS CONTAINED HEREIN, REFERENCE SHOULD BE MADE TO THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING ANNUAL REPORTS ON FORM 10-KSB, QUARTERLY REPORTS ON FORM 10-QSB AND CURRENT REPORTS ON FORM 8-K. THE COMPANY ASSUMES NO OBLIGATION TO UPDATE OR SUPPLEMENT FORWARD-LOOKING STATEMENTS THAT BECOME UNTRUE BECAUSE OF SUBSEQUENT EVENTS.

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